UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 25, 2019

Shengshi Elevator International Holding Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-213608	38-3995730
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.12, Yingtai Road, Dalang Street, Longhua District

ShenZhen, China

(Address of principal executive offices)

+86-18503010555

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2019, the existing director and officer resigned immediately. Accordingly, Jun Chen, serving as a director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director. On such date, Mr. Xukai Jing consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Xukai, Jin, 46, is presently working as CEO in Shenzhen Shengshi Elevator Company Ltd. Shenzhen Shengshi Elevator Company Ltd., was founded in 2014, headquartered in Shenzhen, China, is a company with core technology through independent innovation, which has acquired many patent certificates and won several gold awards for international inventions. Mr. Jin was honored as one of the top ten Outstanding Young Migrant workers in China. He was 2008 Chinese space toilet inventor and champion of 2010 Chinese inventor grand challenge. He graduated from Meishan Taihe high school. He worked as a teacher in Chongqing University during 2000-2001. He founded Shenzhen Shengshi Elevator Company Ltd. in 2014 and lead the company from the beginning till now. His leadership as well as management skills are excellent and impressive. He has 178 personal inventions as well as 88 Domestic and international double patents.

Mr. Xukai Jing has been appointed as a Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and Chairman of Board of Directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On September 27, 2019, Shengshi Elevator International Holding Group Inc. (the “Company”), amended its articles of incorporation in order to increase its authorized shares of common stock, par value $0.001 per share, from 75,000,000 to 1,000,000,000. This increase was undertaken in order to enter into a share exchange agreement (the “Share Exchange Agreement”) with Shengshi International Holdings Co., Ltd.  (“Shengshi International”), a Cayman Islands corporation. Under the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of Shengshi International will be exchanged for 600,000,000 shares of common stock of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on September 27, 2019.

99.1	Board of directors resolutions, dated September 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2019

Shengshi Elevator International Holding Group Inc.

/s/ Xukai Jing
By:	Xukai Jing
Title:	President

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on September 27, 2019.

99.1	Board of directors resolutions, dated September 25, 2019

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